DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2017	2016
$33.9 million term loan	24,317	28,275
$82.5 million term loan	35,733	44,367
$284.0 million term loan	190,870	258,538
$420.0 million term loan	352,432	388,545
$425.0 million term loan	220,868	166,743
$102.7 million term loan	102,765	—
$73.4 million term loan	67,739	—
$80.2 million term loan	74,814	—
Total U.S. dollar denominated floating rate debt	1,069,538	886,468
U.S. dollar denominated fixed rate debt	178,856	177,300
Deferred charges	(3,935)	(5,350)
Total debt	1,244,459	1,058,418
Less: current portion	(109,671)	—
	1,134,788	1,058,418

Movements in 2017 and 2016 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Sellers credit	Deferred charges	Total
Balance at December 31, 2015	761,739	167,815	4,739	(5,797)	928,496
Loan repayments	(17,471)	—	(4,748)	—	(22,219)
Loan draw downs	142,200	—	—	—	142,200
Amortization of purchase price adjustment	—	9,485	9	—	9,494
Capitalized financing fees and expenses	—	—	—	(898)	(898)
Amortization of capitalized fees and expenses	—	—	—	1,345	1,345
Balance at December 31, 2016	886,468	177,300	—	(5,350)	1,058,418
Loan repayments	(154,666)	(9,104)	—	—	(163,770)
Loan draw downs	337,736	—	—	—	337,736
Amortization of purchase price adjustment	—	10,360	—	—	10,360
Convertible bond loss on extinguishment	—	300	—	—	300
Amortization of capitalized fees and expenses	—	—	—	1,415	1,415
Balance at December 31, 2017	1,069,538	178,856	—	(3,935)	1,244,459

In October 2017, we terminated the amended terms agreed with our lenders in February 2016, as further described below, related to the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility, $33.9 million credit facility, $82.5 million credit facility and the $284.0 million credit facility.

New Loan Facilities Related to the Quintana Acquisition
In 2017, we acquired 14 vessels from Quintana. The vessels were acquired by a newly-established wholly-owned non-recourse subsidiary. In connection with the acquisition we assumed obligations of $262.7 million under three new loan facilities.

According to the agreements with the lenders of the acquired vessels, we agreed to make a $17.4 million pre-payment of the debt in exchange for no mandatory debt repayment until July 2019. In the period prior to July 2019, a cash sweep mechanism is put in place whereby if certain conditions are met, we will pay down on the deferred repayment amount of $40.6 million. The cash sweep is calculated semi-annually with first potential payment following the end of the first quarter of 2018.

The average interest rate of the debt assumed in connection with the acquisition of the vessels from Quintana is LIBOR plus 3.1% margin and ordinary debt repayments, following the end of the waiver period in July 2019, will amount to $5.8 million per quarter. Pursuant to the loan agreements, our wholly-owned non-recourse subsidiary, which owns the acquired vessels is prohibited from paying dividends to us. During the repayment holiday period through June 2019, we are required under the loan agreements to satisfy financial covenants including $10 million minimum cash and 105% minimum value covenant. Thereafter, the financial covenants under these loans will include 25% market adjusted equity, $10 million minimum cash and 125-135% minimum value covenant.

$102.7 million credit facility
We assumed this debt of $102.7 million, net of a $6.4 million prepayment, as a result of the acquisition of five vessels from Quintana in 2017. This facility financed five vessels and bears interest of LIBOR plus a margin of 3.0%. Repayments are made on a quarterly basis from the third quarter of 2019 onward. Two of the tranches under the facility mature in January 2020, with a balloon payment of in total $28.0 million. The remaining three tranches mature in October 2021 with balloon payments of in total $60.2 million.

As of December 31, 2017, $102.7 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2017, this facility was secured by two of our Capesize vessels and three Panamax vessels.

$73.4 million credit facility
We assumed this debt of $73.4 million as a result of the acquisition of five vessels from Quintana in 2017. This facility financed five vessels and bears interest of LIBOR plus a margin of 3.25%. Repayments are made on a quarterly basis from the third quarter of 2019 onward. Four of the tranches under the facility mature in December 2019, with an aggregated balloon payment of $39.4 million and the fifth tranche matures in January 2022 with a balloon payment of $21.6 million.

During 2017, $5.7 million was repaid under this facility. As of December 31, 2017, $67.7 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2017, this facility was secured by one of our Capesize vessels and four Panamax vessels.

$80.2 million credit facility
We assumed this debt of $80.2 million as a result of the acquisition of four vessels from Quintana in 2017. This facility financed four vessels and bears interest of LIBOR plus a margin of in the range between 2.75% - 3.35% depending on the vessel. Repayments are made on a quarterly basis from the third quarter of 2019 onward. One of the tranches under the facility matures in October 2019, with a balloon payment of $11.1 million, two of the tranches mature in November 2019 with an aggregated balloon payment of $33.3 million and the fourth tranche matures in November 2021 with a balloon payment of $24.6 million.

During 2017, $5.4 million was repaid under the facility. As of December 31, 2017, $74.8 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2017, this facility was secured by one of our Newcastlemax vessels, two Capesize vessels and one Panamax vessel.

$33.9 million credit facility
We assumed this debt of $30.5 million as a result of the Merger. This facility financed two vessels and bears interest of LIBOR plus a margin of 2.75%. Repayments are made on a quarterly basis, each in an amount $0.6 million, with a balloon payment of $22.6 million on the final maturity date of May 27, 2018. The terms of the facility were amended on March 31, 2016, as described below.

During 2017, $4.0 million (2016: $0.6 million) was repaid and there have been no draw downs (2016: nil). As of December 31, 2017, $24.3 million (2016: $28.3 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2016 $1.7 million in repayments was deferred and subsequently repaid in 2017. As of December 31, 2017, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as described below. At December 31, 2017, this facility was secured by two (2016: two) of our Panamax vessels.

$82.5 million credit facility
We assumed this debt of $67.8 million as a result of the Merger. This facility financed six vessels and bears interest of LIBOR plus a margin of 2.75%. Repayments are made on a quarterly basis, each in an amount $1.2 million, with a balloon payment of $32.0 million on the final maturity date on October 31, 2018. The terms of the facility were amended on March 31, 2016, as described below.

During 2017, $8.6 million (2016: $3.2 million) was repaid and there have been no draw downs (2016: nil). As of December 31, 2017, $35.7 million (2016: $44.4 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2016, $3.7 million in repayments was deferred and subsequently repaid in 2017. As of December 31, 2017, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as described below. At December 31, 2017, this facility was secured by four (2016: four) of our Panamax vessels.

$284.0 million credit facility
We assumed this debt of $260.5 million as a result of the Merger. This facility financed 19 vessels and bears interest of LIBOR plus a margin of 2.0%. Repayments are made on a quarterly basis, each in an amount $4.0 million, with a balloon payment of $202.5 million on the final maturity date on December 31, 2019. The terms of the facility were amended on March 31, 2016, as described below.

During 2017, $67.7 million (2016: $4.0 million) was repaid and there have been no draw downs (2016: nil). As of December 31, 2017, $190.9 million (2016: $258.5 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2016, $12.0 million in repayments was deferred and subsequently repaid in 2017. As of December 31, 2017, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as described below. At December 31, 2017, this facility was secured by two (2016: two) of our Capesize vessels, 12 (2016: 12) Panamax vessels and two (2016: five) Ultramax vessels.

$420.0 million term loan facility
In June 2014, we entered into a term loan facility of up to $420.0 million, dependent on the market values of the vessels at the time of draw down, consisting of 14 tranches of up to $30.0 million to finance, in part, 14 newbuilding vessels. Each tranche is repayable by quarterly installments based on a 20-years profile from the delivery date of each vessel and all amounts outstanding shall be repaid on June 30, 2020. The facility has an interest rate of LIBOR plus a margin of 2.5%. In January 2016, following an accelerated repayment to comply with the minimum value covenant as of December 31, 2015, the quarterly repayment schedule was amended to $5.2 million, in total, for all 14 tranches. The terms of the facility was further amended on March 31, 2016, as described below.

During 2017, $36.1 million (2016: $7.3 million) was repaid and there have been no draw downs (2016: nil). As of December 31, 2017, $352.4 million (2016: $388.5 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2016, $15.5 million in repayments was deferred and subsequently repaid in 2017. As of December 31, 2017, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as discussed below. The facility is secured by 14 (2016: 14) of our Capesize vessels.

$425.0 million senior secured post-delivery term loan facility
In February 2015, we entered into a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance 14 newbuilding vessels. The facility was initially divided into 12 tranches of $30.0 million and two tranches of $32.5 million. Each tranche was originally repayable in quarterly payments of 1/80 of the drawn down amount and all amounts outstanding are to be repaid on the final maturity date of March 31, 2021. The loan bore interest at LIBOR plus a margin of 2.0%. In December 2015, the loan agreement was amended and the minimum level of the loan to value was increased from 55% to 70%. The margin was also amended to 2.20% plus LIBOR and the quarterly repayments changed from 1/80 to 1/64 of the drawn down amount. The amendment also allowed us to substitute the optional additional borrowers with another of our wholly owned subsidiaries. The terms of the loan were further amended on March 31, 2016, as described below.

During 2017, $20.9 million (2016: $2.3 million) was repaid and we have drawn down a total of $75.0 million (2016: $142.2 million) on delivery of three Capesize bulk carriers (2016: five Capesize vessels). As of December 31, 2017, $220.9 million (2016: $166.7 million) was outstanding under this facility and there was $150.0 million available, undrawn amount. As of December 31, 2016, $7.6 million in repayments was deferred and subsequently repaid in 2017. As of December 31, 2017, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as discussed below. At December 31, 2017, this facility was secured by nine (2016: six) of our Capesize vessels.

Loan Amendments and Cash Sweep Mechanism
In February 2016, we agreed with our lenders to amend certain of the terms on the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility, $33.9 million credit facility, $82.5 million credit facility and the $284.0 million credit facility, or the Loan Facilities, as follows:

For the period from April 1, 2016 to September 30, 2018 there would be no repayments on these facilities, subject to a cash sweep mechanism as described below. The minimum value covenant was set at 100% with a subsequent increase to 125% or 135% (depending on the facility) on October 1, 2018 and the market adjusted equity ratio was waived up until the same date. We also agreed that for the remaining newbuilding contracts where we had financing in the $425.0 million term loan facility, there would be a fixed draw down of $25.0 million per vessel subject to compliance with the minimum value covenant of 100% for the period. The margins on the loans were unchanged, however; we would pay an increased margin of 4.25% for the deferred repayments under the loan facilities. We would resume repayment of each loan on October 1, 2018 based on the repayment model as if October 1, 2018 was April 1, 2016 regardless of any repayment made during the period in accordance with the cash sweep mechanism described below and without affecting the final maturity date.

A cash sweep mechanism was put in place whereby we would pay down on the deferred repayment amount should our cash position improve. We would report and furnish our lenders at the end of each first and third quarter a calculation of free projected cash anticipated at September 30, 2018, or the Free Projected Cash. All Free Projected Cash above a threshold of $25 million would be used to repay the loans on the cash sweep repayment date, which was when the compliance certificates fall due. The first cash sweep repayment date was due at the end of the third quarter of 2016 and no payments were triggered following reporting to the lenders. The cash sweep that we would pay to each lender would be based on a relative value of the deferred amount in each facility as calculated as per end of that half year period equal to:

•	the installments that had fallen due and payable under the agreements during that period had not such installments been suspended in accordance; over

•	all regular installments that had fallen due and payable under all existing credit facilities during that period had not such installments been suspended.
Existing credit facilities included the Loan Facilities and the $22 million senior secured term loan agreement made between Golden Opus Inc., and us as guarantor of 50% of the facility. In August 2017, Golden Opus Inc. sold its only vessel and settled its outstanding loan facility. Any repayments made under the cash sweep would be applied against balloon payments due on the loans. Due to the operation of the cash sweep mechanism, we would not be permitted to make any cash dividend payments without the prior approval of our lenders in the period to September 30, 2018.

In 2017, we prepaid in aggregate $86.8 million of deferred repayments based on the cash sweep mechanism.

As at December 31, 2016, the deferred repayments under the loan facilities amounted to $40.5 million. In October 2017, we terminated the amended terms related these facilities. This effectively reinstated normal covenants and removed certain restrictions described above.

Financial covenants
Our loan agreements contain loan-to-value clauses, which could require us to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. Under our recourse debt facilities, the aggregate value of the collateral vessels shall not fall below 125% or 135% of the loan outstanding, depending on the facility. We need to maintain free cash of at least $20 million or 5% of total interest bearing debt, maintain positive working capital and maintain a value adjusted equity of at least 25% of value adjusted total assets.

With regards to free cash, we have covenanted to retain at least $60.6 million of cash and cash equivalents as at December 31, 2017 (December 31, 2016: $53.8 million) and this is classified under restricted cash. In addition, none of our vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, we might not have sufficient funds or other resources to satisfy our obligations.

As of December 31, 2017 and December 31, 2016, we were in compliance with our covenants.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
In January 2014, the Former Golden Ocean issued a $200 million convertible bond with a 5 year tenor and coupon of 3.07% per year, payable bi-annually in arrears. The convertible bond has no regular repayments and matures in full on January 30, 2019. There are no financial covenants in the convertible bond agreement. At the time of the Merger, we assumed the convertible bond and the conversion price was adjusted based on the exchange ratio in the Merger. The conversion price at December 31, 2017 was $88.15 (December 31, 2016: $88.15) per share. The fair value of the convertible bond was determined to be $161.2 million at the time of the Merger based on the quoted price of 80.6%. The difference of $38.8 million is being amortized over the remaining life of the bond so as to maintain a constant effective rate so that the convertible bond will have a value of $200 million on maturity. The bonds will be redeemed at 100% of their principal amount and will, unless previously redeemed, converted or purchased and cancelled, mature on January 30, 2019. We have a right to redeem the bonds at par plus accrued interest at any time during the term, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. As at December 31, 2017, 2,268,860 (December 31, 2016: 2,268,860) new shares would be issued if the bonds were converted at the current price of $88.15 (December 31, 2016: $88.15).

In December 2017, we acquired $9.4 million in nominal value of our outstanding convertible bond at a price of 96.85% of par value, reducing the outstanding convertible debt balance. As a result of the transaction we recognized a loss of $0.3 million, presented under other financial items. See Note 32 for a discussion of additional purchases of our convertible bond after December 31, 2017.

During 2017, $10.4 million (2016: $9.5 million, 2015: $6.6 million) was amortized and recorded as interest expense.

Seller's credit
In 2016, we repaid the outstanding amount of $4.8 million on maturity, and amortized the remaining fair value balance of $8.3 thousand, of a seller's credit partially financing the acquisition of two vessels in 2013. See Note 28 for a discussion of related party seller credits entered into in 2017 in relation to vessels acquisitions from affiliates of Hemen.

Deferred charges
Debt issuance costs of $3.9 million at December 31, 2017 (December 31, 2016: $5.4 million) are presented as a deduction from the carrying amount of our debt.

The outstanding debt as of December 31, 2017 is repayable as follows:

(in thousands of $)
2018	109,671
2019	496,558
2020	364,767
2021	267,542
2022	21,600
Thereafter	—
1,260,138
Amortization of purchase price adjustment	(11,744)
1,248,394

Assets pledged
As of December 31, 2017, fifty-nine vessels (2016: forty-five vessels) with an aggregate carrying value of $2,130.0 million (2016: $1,733.2 million) were pledged as security for our floating rate debt.

Weighted average interest
The weighted average interest rate related our floating rate debt (margin excluding LIBOR) as of December 31, 2017 and 2016 was 2.69%, and 2.37% respectively. Our fixed rate debt bears interest of 3.07% per annum.